UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Violin Memory, Inc. (the “Company”) has established record and annual meeting dates for its 2014 annual meeting of stockholders (the “2014 Annual Meeting”). The Company’s stockholders of record at the close of business on March 25, 2014 will be entitled to notice of the meeting and to vote upon matters considered at the meeting. The 2014 Annual Meeting will be held on May 23, 2014 at a time and place to be included in the notice of the 2014 Annual Meeting which will accompany the Company’s proxy materials.

Pursuant to the Company’s Bylaws, a stockholder proposal not included in the proxy statement for the 2014 Annual Meeting will be ineligible for presentation at the meeting unless notice by the stockholder is received by the Company’s Secretary not later than 5:00 p.m. Pacific Daylight Time on March 23, 2014, and otherwise complies with the provisions of the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: March 13, 2014	By:	/s/ Cory Sindelar
Cory Sindelar, Chief Financial Officer